Exhibit 4.1

NUMBER

ERA

Era

GROUP INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

CUSIP 26885G 10 9

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

ERA GROUP INC. TRANSFERABLE ONLY UPON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY-IN-FACT, UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED FOR TRANSFER.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

ERA GROUP INC.
CORPORATE
SEAL
DELAWARE
*

EXECUTIVE VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

PROOF OF: JANUARY 7, 2013
ERA GROUP INC.
WO- 6374 FACE
OPERATOR: MR
REV.3

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
HOLLY GRONER 931-490-7660

Colors Selected for Printing: Intaglio prints in SC-13 Red. Logo prints in PMS 186, PMS 877 and Black

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

PREVIOUSLY PRINTED CERTIFICATE SCANNED FOR PROOFING.

The common stock represented by this certificate is subject to voting restrictions with respect to shares held by persons or entities that fail to qualify as “citizens of the United States” as the term is defined in Section 40102(a)(15) of Title 49 of the United States Code. Such voting restrictions are contained in the Amended and Restated Certificate of Incorporation of Era Group Inc., as the same may be amended or restated from time to time. A complete and correct copy of the Amended and Restated Certificate of Incorporation shall be furnished free of charge to the holder of such shares of common stock upon written request to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT-…………….. Custodian…………………. (Cust) (Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Act ……………………………………… (State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________
____________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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